Exhibit 10.1

EXECUTION VERSION

FIFTH AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT

FIFTH AMENDMENT AND LIMITED WAIVER, dated July 25, 2014 (the “Fifth Amendment”), to that certain Credit Agreement, dated June 30, 2009 (as amended, the “Credit Agreement”), among Hill International, Inc., as borrower (the “Borrower”), Bank of America, N.A. as administrative agent (the “Administrative Agent”) and the Lenders (as defined therein).

W I T N E S S E T H

WHEREAS, pursuant to the Credit Agreement, the Lenders have provided certain loans and letters of credit to the Borrower which remain outstanding;

WHEREAS, in connection with the Credit Agreement, the Borrower executed that certain Guarantee and Collateral Agreement, dated June 30, 2009 (as the same has been or may be amended, supplemented, restated or otherwise modified from time to time, the “Collateral Agreement”) pursuant to which, among other things, the Borrower and the other Grantors (as defined therein) guarantied the Obligations and granted in favor of the Administrative Agent, for the benefit of the Secured Parties, a security interest in substantially all of their assets; and

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement and waive certain provisions therein as set forth herein to provide for, among other things, the ability to issue certain Equity Interests and to obtain financing to repay in full all Obligations under the Credit Agreement (and make satisfactory arrangements with respect to certain Letters of Credit), and the Administrative Agent and the Lenders are willing to do so, but only on the terms and conditions set forth herein;

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1                                   General.  Terms defined in the Credit Agreement and used herein shall, unless otherwise indicated, have the meanings given to them in the Credit Agreement.  Terms defined and used in this Fifth Amendment shall have the meanings given to them in this Fifth Amendment.

Section 1.2                                   Additional Definitions.  Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in alphabetical order:

“Fifth Amendment Effective Date” has the meaning specified in Article IV of the Fifth Amendment.

“Fifth Amendment Waiver Period” means the period from the Fifth Amendment Effective Date through and including September 30, 2014.

ARTICLE II

LIMITED WAIVER

Subject to the terms and conditions hereof, the Administrative Agent and the Lenders hereby waive the provisions of Section 7.06 of the Credit Agreement (Restricted Payments) solely with respect to the public issuance or sale of any Equity Interests in the Borrower during the Fifth Amendment Waiver Period, provided, however that said waiver shall be limited to the issuance or sale made pursuant to a single transaction or as part of a series of related transactions and resulting in net cash proceeds payable to the Borrower of not less than $30,000,000.

ARTICLE III

AMENDMENTS

Section 3.1                                   Amendment to Section 1.01 (Defined Terms).  Section 1.01 is hereby amended by adding at the end of the definition of “Applicable Rate” the following:

“Notwithstanding anything to the contrary contained herein, from and after consummation of a transaction that provides for the payment in full of all Obligations (other than Letters of Credit as to which other arrangements shall have been made consistent with Section 9.10(a) hereof) the Applicable Rate shall be 8.0% per annum.”

Section 3.2                                   Amendment to Section 2.07 (Repayment of Loans).  Section 2.07 is hereby amended by deleting subsection (c)(ii)(x) thereof in its entirety and substituting the following therefor:

“(c)(ii)(x) up to 50% of the remaining net proceeds (A) to repay all or a portion of the Loans (subject to reborrowing) then outstanding or, (B) in the case of an event described in (v) of the Definition of Designated Liquidity (proceeds from issuance or sale of Equity Interests), to Cash Collateralize (in a non-interest bearing account) the then existing L/C Obligations and”

Section 3.3                                   Amendment to Section 9.10 (Collateral and Guaranty Matters).  Section 9.10 is hereby amended by deleting subsection (a) thereof in its entirety and substituting the following therefor:

“(a) to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than (A) contingent indemnification obligations as to which arrangements satisfactory to the Administrative Agent have been made, (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements as to which arrangements satisfactory to the applicable Cash Management Bank or Hedge Bank shall have been made and (C) the expiration or termination of all Letters of Credit (other than Letters of Credit as to which the Administrative Agent has received (1) a back-stop letter of credit issued by a financial institution acceptable to the Administrative Agent in its sole discretion or Cash Collateral (deposited with the Administrative Agent in a non-interest bearing account), (2) in an amount equal to 105% of the then Outstanding Amount (Dollar equivalent) and (3) documentation in form and substance reasonably satisfactory to the Administrative Agent

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and the L/C Issuer; provided, that upon receipt of said back-stop letter of credit the Administrative Agent shall return to the Borrower all Cash Collateral then held (net of any expense reimbursement) with respect to the then existing L/C Obligations), (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document, or (iii) if approved, authorized or ratified in writing in accordance with Section 10.01;”

ARTICLE IV
EFFECTIVE DATE

This Fifth Amendment shall become effective as of the date when each of the following has been satisfied or waived in accordance with the terms hereof (the “Fifth Amendment Effective Date”):

(a)                                 Receipt by the Administrative Agent of counterparts of the Fifth Amendment executed by the Borrower, the Administrative Agent and the Lenders;

(b)                                 Receipt by the Administrative Agent of counterparts of the Consent and Reaffirmation of Guaranty, annexed hereto, executed by each Guarantor;

(c)                                  Receipt by the Administrative Agent of an amendment to the Second Lien Credit Agreement permitting the public issuance or sale of Equity Interests by the Borrower, consenting to the provisions of this Fifth Amendment and otherwise in form and substance reasonably satisfactory to the Administrative Agent; and

(d)                                 Payment by the Borrower of all reasonable out-of-pocket expenses of the Administrative Agent, including reasonable fees and expenses of Katten Muchin Rosenman LLP, counsel for the Administrative Agent (based on summary invoices, without waiver of any privilege or confidentiality).

ARTICLE V
MISCELLANEOUS

Section 5.1                                   Continuing Effect of the Credit Agreement.  The Borrower, the Administrative Agent and the Lenders hereby acknowledge and agree that the Credit Agreement shall continue to be and shall remain unchanged and in full force and effect in accordance with its terms, except as expressly modified hereby, and is hereby in all respects ratified and confirmed.  Any terms or conditions contained in this Fifth Amendment shall control over any inconsistent terms or conditions in the Credit Agreement.

Section 5.2                                   No Waiver.  Except as expressly provided herein, nothing contained in this Fifth Amendment shall be construed or interpreted or is interpreted or intended as a waiver of or any limitation on any rights, powers, privileges or remedies that the Administrative Agent or the Lenders have or may have under the Credit Agreement or applicable law on account of any Default or Event of Default or otherwise.

Section 5.3                                   Representations and Warranties.  Borrower hereby represents and warrants as of the date hereof that, after giving effect to this Fifth Amendment, (a) all

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representations and warranties contained in the Credit Agreement are true and correct in all material respects with the same effect as if made on and as of such date, except to the extent any of such representations and warranties relate to a specific date, in which case such representations and warranties shall be deemed true and correct on and as of such date and (b) after giving effect to this Fifth Amendment, no Default or Event of Default exists.

Section 5.4                                   Reaffirmation of Covenants.  Borrower hereby expressly reaffirms each of the covenants made by it in the Credit Agreement and the Loan Documents.

Section 5.5                                   Release.  The Borrower, on behalf of itself and its Subsidiaries, successors, assigns and other legal representatives (each a “Releasing Party”) hereby releases, waives, and forever relinquishes all claims, demands, obligations, liabilities and causes of action of whatever kind or nature (collectively, the “Claims”), whether known or unknown, which any of them have, may have, or might assert at the time of the execution of this Fifth Amendment or in the future against the Administrative Agent, the Lenders and/or their respective present and former parents, affiliates, participants, officers, directors, employees, agents, attorneys, accountants, consultants, successors and assigns (each a “Releasee”), directly or indirectly, which occurred, existed, were taken, permitted or begun from the beginning of time through the date hereof, arising out of, based upon, or in any manner connected with (a) the Loan Documents and/or the administration thereof or the Obligations created thereby, (b) any discussions, commitments, negotiations, conversations or communications with respect to the refinancing, restructuring or collection of any Obligations related to the Credit Agreement, any other Loan Document and/or the administration thereof or the Obligations created thereby, or (c) any matter related to the foregoing; provided, however, that (i) the foregoing shall not release Claims arising following the date hereof, and (ii) such release shall not be available to the extent that such Claims are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of a Releasee.

Section 5.6                                   Covenant Not to Sue.  Each Releasing Party hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Releasing Party pursuant to Section 5.5 above.  If a Releasing Party violates the foregoing covenant, all Releasing Parties agree to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

Section 5.7                                   Reference to and Effect on the Loan Documents.  On and after the date hereof and the satisfaction of the conditions contained in Article IV of this Fifth Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the “Credit Agreement”, and each reference in the other Loan Documents to “the Credit Documents”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.  For purposes of the Credit Agreement, all of the agreements of the Borrower and the Guarantors contained in this Fifth Amendment shall be deemed to be, and shall be, agreements under the Credit Agreement.

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Section 5.8                                   Payment of Expenses.  The Borrower, on behalf of itself and its Subsidiaries, agrees to pay or reimburse the Administrative Agent for all of its reasonable out of pocket costs and expenses incurred in connection with the negotiation and documentation of this Fifth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.  In furtherance hereof and the provisions of the Credit Agreement, each of the Loan Parties jointly and severally agrees to reimburse the Administrative Agent for all such reasonable costs, fees and expenses (including but not limited to reasonable fees and expenses of its counsel).

Section 5.9                                   Lender Reaffirmation, Indemnification and Authorization.  Each Lender acknowledges, reaffirms and ratifies its obligation to indemnify and hold harmless the Administrative Agent and its directors, officers, employees and agents pursuant to, and subject to, the terms and conditions of Section 10.04 of the Credit Agreement, (the “Administrative Agent’s Indemnity”) and acknowledges and agrees that the Administrative Agent’s Indemnity (subject to the terms and conditions hereof) shall apply to any and all acts or omissions of the Administrative Agent taken or omitted to be taken pursuant to, arising out of, in connection with or in respect to this Fifth Amendment or any of the other Loan Documents.

Section 5.10                            Counterparts.  This Fifth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission or electronic mail) and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Any executed counterpart delivered by facsimile transmission or electronic mail shall be effective for all purposes hereof.

Section 5.11                            GOVERNING LAW.  THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered by their respective proper and duly authorized agents as of the date first written above.

BORROWER:

HILL INTERNATIONAL, INC.

By:	/s/ Irvin E. Richter
Name:	Irvin E. Richter
Title:	Chairman and Chief Executive Officer

Fifth Amendment - Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Christine Trotter
Name:	Christine Trotter
Title:	Assistant Vice President

Fifth Amendment - Signature Page

LENDERS:

BANK OF AMERICA, N.A., as Lender, Swing Line Lender and L/C Issuer

By:	/s/ John M. Schuessler
Name:	John M. Schuessler
Title:	Senior Vice President

Fifth Amendment - Signature Page

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By:	/s/ Robert P. Harvey
Name:	Robert P. Harvey
Title:	Senior Director

Fifth Amendment - Signature Page

THE PRIVATEBANK AND TRUST COMPANY, as Lender

By:	/s/ Joseph G. Fudacz
Name:	Joseph G. Fudacz
Title:	Managing Director

Fifth Amendment - Signature Page

PNC BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Steven J. McGehrin
Name:	Steven J. McGehrin
Title:	Senior Vice President

Fifth Amendment - Signature Page

CONSENT AND REAFFIRMATION OF GUARANTY

Each Guarantor hereby consents to the execution and delivery by the Borrower of the Fifth Amendment and Limited Waiver (the “Fifth Amendment”) to that certain Credit Agreement, dated June 30, 2009 (as amended, the “Credit Agreement”), among Hill International, Inc. as borrower, Bank of America, N.A., as administrative agent, and the Lenders (capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Credit Agreement), and jointly and severally ratifies and confirms the terms of the Guarantee and Collateral Agreement with respect to the indebtedness now or hereafter outstanding under the Credit Agreement, as amended.  Each Guarantor acknowledges that, notwithstanding anything to the contrary contained in the Credit Agreement, the Fifth Amendment or any other Loan Document, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Borrower, the Guarantee and Collateral Agreement (i) is and shall continue to be a primary obligation of such Guarantor, (ii) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms.  Except as expressly set forth therein, nothing contained in the Fifth Amendment shall release, discharge, modify, change or affect the original liability of such Guarantors under the Guarantee and Collateral Agreement.

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BOYKEN INTERNATIONAL, INC.

By:	/s/ Irvin E. Richter
Name:	Irvin E. Richter
Title:	Chairman

TRANSPORTATION CONSTRUCTION SERVICES, INC.

By:	/s/ Irvin E. Richter
Name:	Irvin E. Richter
Title:	Chairman and Chief Executive Officer

TCM GROUP

By:	/s/ Irvin E. Richter
Name:	Irvin E. Richter
Title:	Chairman and Chief Executive Officer

PCI GROUP, LLC

By:	/s/ Irvin E. Richter
Name:	Irvin E. Richter
Title:	Chairman and Chief Executive Officer

TRS CONSULTANTS, INC.

By:	/s/ Irvin E. Richter
Name:	Irvin E. Richter
Title:	Chairman

Consent and Reaffirmation — Signature Page

HILL INTERNATIONAL REAL ESTATE, LLC

By:	/s/ David L. Richter
Name:	David L. Richter
Title:	Chairman and Chief Executive Officer

HILL INTERNATIONAL DEVELOPMENT, INC.

By:	/s/ Irvin E. Richter
Name:	Irvin E. Richter
Title:	Chairman and Chief Executive Officer

HILL INTERNATIONAL (PUERTO RICO), INC.

By:	/s/ Irvin E. Richter
Name:	Irvin E. Richter
Title:	President

Consent and Reaffirmation — Signature Page